Exhibit 99.1

Roivant Announces Positive IMVT-1402 Initial 600 mg MAD Results that Confirm Best-in-Class Potential

•	Results from the 600 mg MAD cohort for IMVT-1402 similar to previously disclosed results from the 300 mg MAD cohort for IMVT-1402
•	IMVT-1402 was observed to deliver dose dependent and deep IgG reductions similar to batoclimab in its Phase 1 study
•	IMVT-1402 600 mg was observed to deliver placebo-like impact on albumin and low-density lipoprotein cholesterol (LDL-C), similar to the previously disclosed 300 mg MAD cohort data
•
Potential best-in-class profile enables broad and exciting portfolio of indications, taking advantage of IgG reduction we expect will reach 80% with continued weekly dosing of 600 mg delivered by simple subcutaneous injection

NEW YORK, November 28, 2023 (GLOBE NEWSWIRE) – Immunovant, Inc. (Nasdaq: IMVT), a clinical-stage immunology company dedicated to enabling normal lives for people with autoimmune diseases, today announced initial data from 600 mg MAD cohort of a Phase 1 clinical trial of IMVT-1402 in healthy adults. The results show that four subcutaneously administered doses of 600 mg produced a mean IgG reduction similar to high dose batoclimab, but with minimal changes in albumin and LDL-C similar to those in placebo, confirming the potential of IMVT-1402 as a best-in-class neonatal fragment crystallizable receptor (FcRn) inhibitor.

“We are energized by this potential best-in-class profile, which opens the door to a unique portfolio of first-in-class and best-in-class indications for IMVT-1402, with an emphasis on those indications where potency matters most,” said Pete Salzmann, M.D., chief executive officer at Immunovant. “FcRn inhibition is a proven mechanism with broad applicability, and we believe that a growing body of evidence supports a consistent correlation between deeper IgG reduction and greater efficacy. This translates to the potential to build a class-leading anti-FcRn franchise with IMVT-1402.”

The Phase 1 clinical trial is a randomized, double-blind, placebo-controlled ascending dose study to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics of IMVT-1402 in healthy adults. Four once-weekly SC injections of 600 mg IMVT-1402 reduced total IgG level by a mean of 74%, a potency that is similar to batoclimab at 680 mg that reduced IgG by 76% after 4 weekly doses. In disease settings where batoclimab was administered continuously, a reduction of 80% was observed at steady state after about 6-8 weeks. We believe steady state IgG reduction with IMVT-1402 will match this result and timing.

Across all doses evaluated, treatments with IMVT-1402 were generally well tolerated with only mild or moderate treatment-emergent adverse events observed. Serum albumin and LDL-C at Day 29 (peak pharmacodynamic impact) did not show a significant decrease or increase, respectively, from baseline (p-values > 0.05).

Conference Call & Webcast:

Immunovant will host a conference call with accompanying slides and a simultaneous webcast today, November 28, 2023 at 8:00 a.m. EST to discuss the 600 mg multiple-ascending dose data. To participate in the conference call, please register in advance here. To access the live and archived webcast, please visit Immunovant’s website at https://www.immunovant.com/investors/news-events. The archived webcast will be available for a limited time on the Company’s website.

About IMVT-1402

IMVT-1402 is designed to be a potentially best-in-class anti-FcRn antibody for the treatment of IgG-mediated autoimmune diseases. In the initial results of a Phase 1 clinical trial in healthy adults, IMVT-1402 demonstrated favorable pharmacodynamic and safety data. These attributes, combined with a convenient route of administration that may enable patient self-administration, position IMVT-1402 well as a potential treatment for a variety of autoimmune diseases associated with patient unmet need.

About Immunovant, Inc.

Immunovant, Inc. is a clinical-stage immunology company dedicated to enabling normal lives for people with autoimmune diseases. As a trailblazer in anti-FcRn technology, the Company is developing innovative, targeted therapies to meet the complex and variable needs of people with autoimmune diseases. For additional information on the Company, please visit www.immunovant.com.

Forward-Looking Statements

This press release contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "can," “may,” “might,” “will,” “would,” “should,” “expect,” “believe,” “estimate,” “design,” “plan,” "intend," and other similar expressions are intended to identify forward-looking statements. Such forward looking statements include Immunovant’s expectations regarding the timing, design, and results of clinical trials of its product candidates; Immunovant's plan to develop batoclimab and IMVT-1402 across a broad range of autoimmune indications; potential benefits of batoclimab’s and IMVT-1402’s unique product attributes; and IMVT-1402’s potential best-in-class profile including IgG reduction and tolerability. All forward-looking statements are based on estimates and assumptions by Immunovant’s management that, although Immunovant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Immunovant expected. Such risks and uncertainties include, among others: initial results or other preliminary analyses or results of early clinical trials may not be predictive final trial results or of the results of later clinical trials;  the timing and availability of data from clinical trials; the timing of discussions with regulatory agencies, as well as regulatory submissions and potential approvals; the continued development of Immunovant’s product candidates, including the timing of the commencement of additional clinical trials ; Immunovant’s scientific approach, clinical trial design, indication selection, and general development progress; future clinical trials may not confirm any safety, potency, or other product characteristics described or assumed in this press release; any product candidate that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; Immunovant’s product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized; the potential impact of global factors, such as the post-COVID-19 environment, geopolitical tensions, and adverse macroeconomic conditions on Immunovant’s business operations and supply chain, including its clinical development plans and timelines; Immunovant’s business is heavily dependent on the successful development, regulatory approval and commercialization of batoclimab and IMVT-1402; Immunovant is at an early stage of development for IMVT-1402 and in various stages of clinical development for batoclimab; and Immunovant will require additional capital to fund its operations and advance batoclimab and IMVT-1402 through clinical development. These and other risks and uncertainties are more fully described in Immunovant’s periodic and other reports filed with the Securities and Exchange Commission (SEC), including in the section titled “Risk Factors” in Immunovant’s Form 10-Q filed with the SEC on November 9, 2023, and Immunovant’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Immunovant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

About Roivant

Roivant (Nasdaq: ROIV) is a commercial-stage biopharmaceutical company that aims to improve the lives of patients by accelerating the development and commercialization of medicines that matter. Today, Roivant’s pipeline includes VTAMA®, a novel topical approved for the treatment of psoriasis and in development for the treatment of atopic dermatitis; batoclimab and IMVT-1402, fully human monoclonal antibodies targeting the neonatal Fc receptor (“FcRn”) in development across several IgG-mediated autoimmune indications; brepocitinib, a novel TYK2/JAK1 inhibitor in late stage development for dermatomyositis and other autoimmune conditions, in addition to other clinical stage molecules. We advance our pipeline by creating nimble subsidiaries or “Vants” to develop and commercialize our medicines and technologies. Beyond therapeutics, Roivant also incubates discovery-stage companies and health technology startups complementary to its biopharmaceutical business. For more information, www.roivant.com.

Roivant Forward-Looking Statements

This press release contains forward-looking statements. Statements in this press release may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words or similar expressions. The words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act.

Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements that are not historical facts, including statements about the clinical and therapeutic potential of our products and product candidates, the availability and success of topline results from our ongoing clinical trials and any commercial potential of our products and product candidates. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, but not limited to, those risks set forth in the Risk Factors section of our filings with the U.S. Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of our management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Except as required by applicable law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Investors
Roivant Investor Relations
ir@roivant.com

Media
Stephanie Lee
Roivant Sciences
stephanie.lee@roivant.com